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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY


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                           HUNTWAY PARTNERS, L.P.,
                                  as Issuer

                                     TO

                            FLEET NATIONAL BANK,
                                 as Trustee





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                             SECOND SUPPLEMENTAL

                                  INDENTURE

                        Dated as of November 30, 1997

      Supplement to Amended and Restated Collateralized Note Indenture

                        Dated as of December 12, 1996

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     SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture"), dated as of November 30, 1997 between Huntway Partners, L.P., a Delaware limited partnership (the "Company") and Fleet National Bank, as trustee (the "Trustee")

                           PRELIMINARY STATEMENTS


     The Company and Sunbelt Refining Company, L.P., a Delaware limited partnership ("Sunbelt"), have heretofore executed and delivered to the Trustee a certain Amended and Restated Collateralized Trust Indenture dated as of December 12, 1996 (the "Original Indenture") providing for the issue of the Company's $14,400,000 principal amount of 12% Senior Secured Notes (Other) due 2005 (the "Senior Notes (Other)") and $9,100,000 principal amount of the Company's 12% Senior Secured Notes (Sunbelt IDB) due 2005 (the "Senior Notes (Sunbelt IDB)"). The Indenture has heretofore been amended by a First Supplemental Indenture dated as of October 31, 1997, by and among the parties hereto (the Original Indenture as so amended is referred to herein as the "Indenture"). All terms in this Second Supplemental Indenture that are defined in the Indenture shall have the same meanings assigned to them in the Indenture.

     Section 802 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee with the consent of Requisite Holders to change or modify any provision of the Indenture, except in certain circumstances set forth in Section 802 in which the consent of the Holder of each Outstanding Security affected thereby is required.

     The Company and the Holders have agreed to amend the Indenture in order to (i) provide for the issuance of New Senior Notes (Sunbelt IDB) under the Indenture in the aggregate principal amount of $9,100,000, (ii) provide that the interest rate (prior to default) payable on the portion of the New Senior Notes (Sunbelt IDB) that is not payable on demand shall be 0% per annum, (iii) provide that the maturity date of the New Senior Notes (Sunbelt IDB) shall be December 31, 2005, (iv) provide that, upon the occurrence of any unreimbursed draw under the IDB Letter of Credit, a portion of the New Senior Notes (Sunbelt
IDB) in the amount of such unreimbursed draw shall automatically become payable on demand, (v) provide that the interest rate (prior to default) payable on the portion of the New Senior Notes (Sunbelt IDB) that has become payable on demand shall be the higher of 12% per annum and the prime rate plus 4% per annum, (vi) modify the provisions regarding the application of CDSA to the redemption of the Senior Notes, (vii) provide for the exchange of all Existing Senior Notes (Sunbelt IDB) for New l Senior Notes (Sunbelt IDB), and (viii) modify certain other covenants, terms and provisions of the Indenture as set forth herein.


     The Company has duly authorized the creation of an issue of its New Senior Notes (Sunbelt IDB) of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Second Supplemental




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Indenture. All things necessary have been done to make such New Senior Notes
(Sunbelt IDB), when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Second Supplemental Indenture a valid and binding agreement of the Company and supplement to the Indenture. All covenants and agreements made by the Company herein are for the equal and proportionate benefit and security of the Holders of Securities. The Company is entering into this Second Indenture and the Trustee is accepting this Second Supplemental Indenture for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     Pursuant to Section 803 of the Indenture, the Trustee has received an Opinion of Counsel stating that the execution of this Second Supplemental Indenture is authorized or permitted by the Indenture.

     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged. the parties hereto do hereby mutually covenant and agree as follows:


     PART I:   AMENDMENTS TO DEFINITIONS AND OTHER PROVISIONS OF
               GENERAL APPLICATION



     SECTION 1. Section 101 of the Indenture is hereby amended by adding thereto the following definition of "Existing Senior Notes (Sunbelt IDB)", which shall be inserted in proper alphabetical order:

     "Existing Senior Notes (Sunbelt IDB)" means Company's 12% Senior Secured Notes (Sunbelt IDB) due 200S issued and outstanding pursuant to this Indenture prior to the Second Supplemental Indenture Effective Date.

     SECTION 2. Section 101 of the Indenture is hereby amended by adding thereto the following definition of "Second Supplemental Indenture Effective Date", which shall be inserted in proper alphabetical order:

     "Second Supplemental Indenture Effective Date" means March_, 1998.

     SECTION 3. Section 101 of the Indenture is hereby amended by adding the following definition thereto, which shall be inserted in proper alphabetical order:

          "NEW SENIOR NOTES (SUNBELT IDB) means the Company's Variable Rate Senior Secured Notes (Sunbelt IDB) due 2005 issued and outstanding pursuant to this Indenture.

     SECTION 4. Section 101 of the Indenture is hereby amended by adding the following definition thereto, which shall be inserted in proper alphabetical order:

          "Prime Rate" means the rate that Bankers Trust Company announces from time to




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     time as its prime lending rate. as in effect from time to time. The Prime
     Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

     SECTION 5. The definition Of "Senior Notes(Sunbelt IDB)" in Section 101 of the Indenture is hereby amended and restated in its entirety to read as follows:

     "Senior Notes (Sunbelt IDB)" means (i) before the Second Supplemental Indenture Effective Date, the Existing Senior Notes (Sunbelt IDB) and (ii) on and after the Second Supplemental Indenture Effective Date, the New Senior Notes (Sunbelt IDB).


     PART II:  AMENDMENTS TO TERMS RELATING TO SECURITIES


     SECTION 6. Section 202 of the Indenture is hereby amended and restated in its entirety to read as follows:

          "Section 202. Forms of Securities and Certificate of Authentication.

          The Senior Notes (Other) and the New Senior Notes (Sunbelt IDB) shall be in substantially the forms attached hereto as Exhibits C and F. respectively, and the form of the Trustee's certificate of authentication shall be in the form provided in such Exhibits, which are incorporated in, and made a part of, this Indenture.

     SECTION 7. Section 301 of the Indenture is hereby amended by deleting the last paragraph thereof in its entirety and substituting the following therefor:

          "The Interest Rate (prior to default) on the portion of the Senior Notes (Sunbelt IDB) that is not payable on demand shall be equal to 0.00% per annum. The Interest Rate (prior to default) on the portion of the principal amount of the Senior Notes (Sunbelt IDB) that is payable on demand shall be equal to the higher of (x) 12% per annum and (y) the sum of the Prime Rate plus 4% per annum (as the Prime Rate is supplied to the Trustee at least five Business Days prior to each Interest Payment Date). The Interest Rate (prior to default) on the Senior Notes (Other) shall be equal to 12% per annum. The Interest Rate in effect with respect to the Securities is subject to increase as provided in Sections 503 and 5l5. Notwithstanding the foregoing or the provisions of Sections 503 and 515. in no event shall the Interest Rate on any of the Securities exceed the maximum rate permitted by applicable law. The Securities shall be redeemable as provided in Article Nine.

     SECTION 8. SECTION 303 of the Indenture is hereby amended by adding the following to the end thereof:

          "On the Second Supplemental Indenture Effective Date, New Senior Notes (Sunbelt IDB) in an aggregate original principal amount of $9,100,000 shall be authenticated and delivered under this Indenture in exchange for all then Outstanding



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     Existing Senior Notes (Sunbelt IDB). On the Second Supplemental
     Indenture Effective Date, the Company shall pay to the Holders of all then outstanding Existing Senior Notes (Sunbelt IDB) all unpaid interest accrued thereon through such date. Such New Senior Notes (Sunbelt IDB) shall thereupon be 'Senior Notes (Sunbelt IDB)' for all purposes under this Indenture."


          SECTION 9. Section 307(c)(1) of the Indenture is hereby amended and restated in its entirety to read as follows:


          "(1) The principal amount of the Senior Notes shall be due and payable in full on December 31, 2005, unless payment is required before that date pursuant to Sections 307(c)(3), 307(d) or 307(e)."


          SECTION 10. Section 307(c)(3) of the Indenture is hereby amended and restated in its entirety to read as follows:


          "(3) Upon the occurrence of any Principal Drawing or Interest Drawing under the IDB Letter of Credit that is not reimbursed by the Company on the date of such drawing, an aggregate principal amount of the Senior Notes (Sunbelt IDB) in an amount equal to the amount of such drawing shall immediately and without further action become payable on demand by the respective Holders of the Senior Notes (Sunbelt IDB). Upon the occurrence of an acceleration of the obligations under the Letter of Credit Agreement, the entire principal amount of the Senior Notes (Sunbelt IDB) shall immediately and without further action become due and payable; provided that if after such acceleration, the IDB Letter of Credit expires or terminates, an aggregate principal amount of the Senior Notes (Sunbelt
     IDB) (but not the interest accrued thereon) in an amount equal to the excess of (x) the aggregate principal amount of the Senior Notes (Sunbelt
     IDB) over (y) the aggregate amount of all unreimbursed Principal Drawings and Interest Drawings under the IDB Letter of Credit shall be cancelled as of the date of the expiration or termination of the IDB Letter of Credit. In addition, in the event that the amount available for drawing under the IDB Letter of Credit shall be permanently reduced (other than as a result of an unreimbursed drawing thereunder), an aggregate principal amount of the Senior Notes (Sunbelt IDB) in an amount equal to the amount of such reduction shall be cancelled. The amount of all obligations under the Senior Notes (Sunbelt IDB) that shall become payable on demand and the amount of all Senior Notes (Sunbelt IDB) that shall be cancelled pursuant to this subsection shall be allocated ratably in accordance with the outstanding principal amount of the Senior Notes (Sunbelt IDB) without preference or priority within such Class of Securities. The Company shall notify the Trustee in writing upon the occurrence of any event described in this clause (3). The Trustee may assume that no drawing has occurred under the IDB Letter of Credit and that no Event of Default or acceleration has occurred under the Leper of Credit Agreement unless and until the Trustee has received a notice to such effect from the Holder or Holders of the Senior Notes (Sunbelt IDB) or from the Company. The Holder or Holders delivering such notice to the Trustee will deliver a copy of such notice to the Company. However, the failure to deliver such notice to the Company shall not affect the validity of the notice to the Trustee."



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          SECTION 11. Section 307(d) of the Indenture is hereby amended and restated in its entirety to read as follows:


     "(d) The Company shall apply 50% of CDSA for calendar year 1997 to the payment of the Senior Notes as follows:

          (1) Pursuant to Section 409(e), the Company shall deliver to the Trustee and the Holders on or before March 31, 1998, detailed calculations of the amount of CDSA for calendar year 1997.

          (2)  [intentionally omitted].

          (3)  [intentionally omitted].

          (4) The Company shall, on or before March 31, 1998, apply an amount equal to 50% of the aggregate amount of CDSA for calendar year 1997 to pay Outstanding principal of the Senior Notes in the manner provided in Section 307(d)(S).

          (5) Payments made toward the Outstanding principal amount of the Senior Notes pursuant to this subsection (d) shall be applied ratably in accordance with the Outstanding principal amount of the Securities; provided that if the amount that would otherwise be applied to the payment of the Outstanding principal of the Senior Notes (Sunbelt IDB) without giving effect to this proviso would not be an integral multiple of $100,000, the amount applied to payment of the Outstanding principal of the Senior Notes (Sunbelt IDB) shall be rounded upward or downward, as the case may be, to the nearest integral multiple of $100,000, and the amount of payments to be made toward the Outstanding principal amount of the Senior Notes pursuant to this subsection (d) remaining after application to the Senior Notes (Sunbelt IDB) shall be applied to the payment of the Outstanding principal of the Senior Notes (Other). Together with each payment of principal on the Senior Notes made pursuant to this subsection
     (d), the Company shall pay the unpaid interest on such principal amount accrued through the date of such payment. All payments made with respect to interest on or toward the Outstanding principal amount of the Securities pursuant to this subsection (d) shall be applied ratably within each Class in accordance with the Outstanding principal amount of the Securities in such Class without preference or priority of any kind within such Class to reduce the amount of interest due or the principal owed on all Securities within such Class."


          SECTION 12. Section 310 of the Indenture is hereby amended and restated in its entirety to read as follows:

          "Section 310. [intentionally omitted]."






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     PART III. AMENDMENTS TO TRUSTEE PROVISIONS

     SECTION 13.

          Section 604 of the Indenture is hereby amended by deleting the reference to the phrase "Exhibits B and C to this Indenture" therefrom and substituting therefor a reference to the phrase "Exhibits B, C and F to this Indenture".

     PART IV. AMENDMENTS TO SINKING FUND

     SECTION 14.

        Article Ten of the Indenture is hereby amended by (i) deleting each reference therein to the phrase "Senior Notes" and substituting therefor a reference to the phrase "Senior Notes (Other)"; and (ii) deleting the reference therein to the phrase "Securities Outstanding" and substituting therefor a reference to the phrase "Senior Notes (Other) Outstanding".

     PART V. AMENDMENTS TO EXHIBITS

     SECTION 15.

        The Indenture is hereby amended by adding thereto a new Exhibit F in the form of Annex I hereto.

     PART VI. MISCELLANEOUS

     SECTION 16. No Third Party Beneficiaries.

        Nothing in this Second Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors under the Indenture and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

     SECTION 17. Effect on Indenture.

        This Second Supplemental Indenture supplements the Indenture and shall be a part and subject to all the terms thereof. Except as expressly supplemented hereby, the Indenture shall continue in full force and effect.

     SECTION 18. Second Supplemental Indenture Effective Date.

     On the Second Supplemental Indenture Effective Date, the Company will cause each




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of the following actions to be taken:

          (i) the Company and Sunbelt shall deliver to Bankers Trust Company resolutions of its general managing partner authorizing the execution, delivery and performance of this Second Supplemental Indenture, certified by the secretary or assistant secretary of the managing general partner of each of the Company and Sunbelt as of the Second Supplemental Indenture Effective Date;

          (ii) Kirkland & Ellis, counsel to the Company and Sunbelt, shall deliver to Bankers Trust Company its favorable legal opinion substantially in the form of Annex II hereto; and

          (iii) simultaneously with the effectiveness hereof, the Company shall issue to Bankers Trust Company a duly authenticated and executed New Senior Note (Sunbelt IDB) together with a certificate from the Trustee regarding the authentication thereof in exchange for all Existing Senior Notes (Sunbelt IDB), and shall pay to Bankers Trust Company all accrued and unpaid interest on the Existing Senior Notes (Sunbelt IDB).

     SECTION 19. Trustee Disclaimer.

        The Trustee has accepted the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Existing Indenture, including the forms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals of fact contained herein, all of which recitals are made solely by the Company, for or with respect to the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof and shall incur no liability or responsibility in respect of the validity thereof.

     SECTION 20. Governing Laws.

        This Second Supplemental Indenture and the New Senior Notes (Sunbelt
IDB) shall be governed by and construed in accordance with the laws of the State of New York.


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        This Second Supplemental Indenture may be signed in counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Second Supplemental Indenture.

        IN WITNESS WHEREOF, we have set our hands as of the day and year first above written.



                                       HUNTWAY PARTNERS, L.P.,
                                       a Delaware limited partnership

                                       By HUNTWAY MANAGING PARTNER, L.P.,
                                         its Managing General Partner


                                       By The Huntway Division of
                                        Reprise Holdings, Inc.,
                                         its Sole General Partner


                                       By:
                                          -------------------------
                                          Name:
                                          Title: President



                                       FLEET NATIONAL BANK, a
                                       National Banking Association,
                                       as trustee


                                       By:
                                          -------------------------
                                          Name:
                                          Title: Authorized Officer



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The undersigned joins in the execution of this Second Supplemental Indenture as of the day and year first above written with respect to the provisions of the "Granting Clause" in the Indenture.



                                       SUNBELT REFINING COMPANY, L.P.,
                                       a Delaware limited partnership

                                       By HUNTWAY PARTNERS, L.P.,
                                         its Sole General Partner


                                       By Huntway Managing Partner, L.P.,
                                         its Managing General Partner


                                       By The Huntway Division of
                                         Reprise Holdings, Inc.,
                                           its Sole General Partner


                                       By:
                                          -------------------------------
                                          Name:_______________
                                          Title: President




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